UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2016 (January 28, 2016)

REIS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-12917	13-3926898
(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-1122

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2016, Reis, Inc. (“Reis” or the “Company”), as guarantor, and its wholly owned subsidiary, Reis Services, LLC (“Reis Services”), as borrower, entered into an amended and restated revolving loan and security agreement with Capital One, National Association (“Capital One”), as lender, for a $20,000,000 revolving credit facility (the “Revolver”). The Revolver has a three year term expiring on January 28, 2019, and any borrowings will bear interest at a rate of LIBOR + 2.00% per annum (for LIBOR loans) or the greater of 1.00% or the bank’s prime rate minus 0.50% per annum (for base rate loans), with an unused facility fee of 0.25% per annum. The Company paid a commitment fee of $100,000 in connection with the closing. The Revolver is secured by a security interest in substantially all of the tangible and intangible assets of Reis Services, all copyrights of the Company and a pledge by the Company of its membership interests in Reis Services. The Revolver contains customary affirmative and negative covenants and conditions to borrowing, as well as customary events of default, including, but not limited to, the failure to pay interest, principal, fees or charges when due and payable, the failure to perform certain covenants or agreements, change of control, judgment defaults, incorrect warranties, representations or statements and insolvency. No borrowings were made on the Revolver at the time of the closing.

In connection with the Revolver, Reis Services and Reis entered into a reaffirmation agreement with Capital One which ratified and confirmed that each of (i) the Pledge Agreement, dated October 16, 2012, between Reis and Capital One, (ii) the Trademark Collateral Security Agreement, dated October 16, 2012, between Reis Services and Capital One, (iii) the Trademark Assignment of Security, dated October 16, 2012, between Reis Services and Capital One and (iv) the Copyright Security Agreement, dated May 1, 2013, by Reis Services in favor of Capital One, remain in full force and effect and secure the Revolver for the benefit of Capital One.

The foregoing description of the Revolver and related agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver and related agreements, which are filed as Exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Revolver and related agreements contained in Item 1.01, above, are hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Revolving Loan and Security Agreement, dated as of January 28, 2016, by and among Reis Services, LLC, as Borrower, Reis, Inc., as Guarantor, and Capital One, National Association, as Lender.

10.2	Trademark Collateral Security Agreement, dated as of October 16, 2012, by and between Reis Services, LLC, as Borrower, and Capital One, National Association, as Lender (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 1-12917) filed on October 18, 2012).

10.3	Pledge Agreement, dated as of October 16, 2012, between Capital One, National Association, as Pledgee, and Reis, Inc., as Pledgor (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 1-12917) filed on October 18, 2012).

10.4	Trademark Assignment of Security, dated as of October 16, 2012, between Reis Services, LLC, as Borrower, and Capital One, National Association, as Lender (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 1-12917), filed on November 8, 2012).

10.5	Reaffirmation of Collateral Documents, dated as of January 28, 2016, by and among Reis Services, LLC, Reis, Inc. and Capital One, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date: February 3, 2016

Exhibit Index

10.1	Amended and Restated Revolving Loan and Security Agreement, dated as of January 28, 2016, by and among Reis Services, LLC, as Borrower, Reis, Inc., as Guarantor, and Capital One, National Association, as Lender.

10.2	Trademark Collateral Security Agreement, dated as of October 16, 2012, by and between Reis Services, LLC, as Borrower, and Capital One, National Association, as Lender (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 1-12917) filed on October 18, 2012).

10.3	Pledge Agreement, dated as of October 16, 2012, between Capital One, National Association, as Pledgee, and Reis, Inc., as Pledgor (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 1-12917) filed on October 18, 2012).

10.4	Trademark Assignment of Security, dated as of October 16, 2012, between Reis Services, LLC, as Borrower, and Capital One, National Association, as Lender (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 1-12917), filed on November 8, 2012).

10.5	Reaffirmation of Collateral Documents, dated as of January 28, 2016, by and among Reis Services, LLC, Reis, Inc. and Capital One, National Association.

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